Other Long-Term Liabilities (Tables)	12 Months Ended
Dec. 31, 2021
Disclosure of other non-current liabilities [text block] [Abstract]
Schedule of other long-term liabilities
As at December 31,	2021	2020
Deferred revenue(b)	$289,926	$332,363
Accrued benefit liabilities (Note 31)	45,221	47,984
Uncertain tax positions	175	175
Decommissioning liabilities(a)	2,402	3,145
Lease liabilities(c)	33,729	26,920
Other long-term liabilities	$371,453	$410,587

(a)      The current and long-term decommissioning liabilities on property and equipment were $3.4 million (December 31, 2020 — $3.9 million). The decommissioning liabilities are for the restoration of leased buildings and teleports. During the year ended December 31, 2021, $0.1 million was recorded as interest expense (December 31, 2020 — $0.1 million) with $0.6 million decommissioning liabilities derecognized (December 31, 2020 — $Nil). It is expected that the decommissioning liabilities will mature between 2022 and 2062.

(b)      Remaining performance obligations, which the Company also refers to as contract revenue backlog (“backlog”) represents the expected future revenue under existing customer contracts, includes both cancellable and non-cancellable contracts, and any deferred revenue that will be recognized in the future in respect to cash already received. The Company does not include revenue beyond the stated expiration of the contract regardless of potential for renewal.

Schedule of undiscounted contractual cash flows of lease liabilities
2022	2023	2024	2025	2026	Thereafter	Total
$582	$461	$313	$219	$185	$372	$2,132
2022	2023	2024	2025	2026	Thereafter	Total
$3,504	$3,580	$3,446	$3,180	$2,960	$34,990	$51,660